January 2013 January 2013 NASDAQ: QCOR NASDAQ: QCOR JP Morgan 2013 Healthcare Conference Steve Cartt Chief Operating Officer Exhibit 99.1 1

Safe Harbor Statement
Note: Except for the historical information contained herein, this press release contains forward-looking statements that have been made pursuant to the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as "believes,"
"continue," "could," "estimates," "expects," "growth," "may," "plans," "potential," “remain,” "should," "substantial" or "will"
or the negative of such terms and other comparable terminology. These statements are only predictions. Actual events or results may differ materially. Factors that could cause or contribute to such differences include, but are not limited to, the following: Our reliance on Acthar for substantially all of our net sales and profits; Reductions in vials used per prescription resulting from changes in treatment regimens by physicians or patient compliance with physician recommendations; The complex nature of our manufacturing process and the potential for supply disruptions or other business disruptions; The lack of patent protection for Acthar; and the possible FDA approval and market introduction of competitive products; Our ability to continue to generate revenue from sales of Acthar to treat on-label indications associated with NS, and our ability to develop other therapeutic uses for Acthar; Research and development risks, including risks associated with Questcor's work in the area of NS and potential work in the area of Rheumatology, and our reliance on third-parties to conduct research and development and the ability of research and development to generate successful results; Our ability to comply with federal and state regulations, including regulations relating to pharmaceutical sales and marketing practices; The results of any pending or future litigation, investigations or claims, including with respect to the investigation by the United States Attorney’s Office for the Eastern District of Pennsylvania regarding the Company’s promotional practices; Regulatory changes or other policy actions by governmental authorities and other third parties in connection with U.S. health care reform or efforts to reduce federal and state government deficits; Our ability to receive high reimbursement levels from third party payers; An increase in the proportion of our Acthar unit sales comprised of Medicaid-eligible patients and government entities; Our ability to estimate reserves required for Acthar used by government entities and Medicaid-eligible patients and the impact that unforeseen invoicing of historical Medicaid prescriptions may have upon our results; Our ability to effectively manage our growth, including the expansion of our sales forces, and our reliance on key personnel; Risks associated with our pending acquisition of BioVectra Inc.; The impact to our business caused by economic conditions; Our ability to protect our proprietary rights; The risk of product liability lawsuits; Unforeseen business interruptions and security breaches; Volatility in Questcor's monthly and quarterly Acthar shipments, estimated channel inventory, and end-user demand, as well as volatility in our stock price; and Other risks discussed in Questcor's annual report on Form 10-K for the year ended December 31, 2011 as filed with the Securities and Exchange Commission, or SEC, on February 22, 2012, and other documents filed with the SEC.
The risk factors and other information contained in these documents should be considered in evaluating Questcor's prospects and future financial performance.
.
Note: Except for the historical information contained herein, this press release contains forward-looking statements that have been made pursuant to the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as "believes,"
"continue," "could," "estimates," "expects," "growth," "may," "plans," "potential," “remain,” "should," "substantial" or "will"
or the negative of such terms and other comparable terminology. These statements are only predictions. Actual events or results may differ materially. Factors that could cause or contribute to such differences include, but are not limited to, the following: Our reliance on Acthar for substantially all of our net sales and profits; Reductions in vials used per prescription resulting from changes in treatment regimens by physicians or patient compliance with physician recommendations; The complex nature of our manufacturing process and the potential for supply disruptions or other business disruptions; The lack of patent protection for Acthar; and the possible FDA approval and market introduction of competitive products; Our ability to continue to generate revenue from sales of Acthar to treat on-label indications associated with NS, and our ability to develop other therapeutic uses for Acthar; Research and development risks, including risks associated with Questcor's work in the area of NS and potential work in the area of Rheumatology, and our reliance on third-parties to conduct research and development and the ability of research and development to generate successful results; Our ability to comply with federal and state regulations, including regulations relating to pharmaceutical sales and marketing practices; The results of any pending or future litigation, investigations or claims, including with respect to the investigation by the United States Attorney’s Office for the Eastern District of Pennsylvania regarding the Company’s promotional practices; Regulatory changes or other policy actions by governmental authorities and other third parties in connection with U.S. health care reform or efforts to reduce federal and state government deficits; Our ability to receive high reimbursement levels from third party payers; An increase in the proportion of our Acthar unit sales comprised of Medicaid-eligible patients and government entities; Our ability to estimate reserves required for Acthar used by government entities and Medicaid-eligible patients and the impact that unforeseen invoicing of historical Medicaid prescriptions may have upon our results; Our ability to effectively manage our growth, including the expansion of our sales forces, and our reliance on key personnel; Risks associated with our pending acquisition of BioVectra Inc.; The impact to our business caused by economic conditions; Our ability to protect our proprietary rights; The risk of product liability lawsuits; Unforeseen business interruptions and security breaches; Volatility in Questcor's monthly and quarterly Acthar shipments, estimated channel inventory, and end-user demand, as well as volatility in our stock price; and Other risks discussed in Questcor's annual report on Form 10-K for the year ended December 31, 2011 as filed with the Securities and Exchange Commission, or SEC, on February 22, 2012, and other documents filed with the SEC.
The risk factors and other information contained in these documents should be considered in evaluating Questcor's prospects and future financial performance.
.

A biopharmaceutical company focused on the
treatment of patients with serious, difficult-to-
treat autoimmune and inflammatory disorders
A biopharmaceutical company focused on the
treatment of patients with serious, difficult-to-
treat autoimmune and inflammatory disorders
Questcor

Flagship Product:
Flagship Product:
•
Profitable, positive cash flow, strong balance sheet
•
Profitable, positive cash flow, strong balance sheet
•
19 approved indications
•
19 approved indications
Key Therapeutic Areas:
Key Therapeutic Areas:
•
Nephrotic Syndrome, Multiple Sclerosis Relapse, Infantile
Spasms, Dermatomyositis/Polymyositis
•
Significant areas of unmet need; large growth potential
•
Nephrotic Syndrome, Multiple Sclerosis Relapse, Infantile
Spasms, Dermatomyositis/Polymyositis
•
Significant areas of unmet need; large growth potential
Strategy:
Strategy:
•
Expand awareness, appropriate use of Acthar in key specialties
•
Develop Rheumatology and other on-label indications
•
Expand awareness, appropriate use of Acthar in key specialties
•
Develop Rheumatology and other on-label indications
Financials:
Financials:
*In this presentation, the terms “Nephrotic Syndrome,” “Multiple Sclerosis Relapse,” “Dermatomyositis,” “Polymyositis,” and
“Infantile Spasms,” and their abbreviations, refer to on-label indications for Acthar associated with such conditions. Investors should refer to the FDA approved Acthar label, which can be found at
Questcor Overview

http://www.acthar.com/files/Acthar-PI.pdf

19 Approved Acthar Indications Provide
Strong Growth Potential
Key Indications:
5
Nephrotic Syndrome (NS)
(2 Indications)
Multiple Sclerosis Relapses (MS)
Infantile Spasms (IS)
Rheumatology-Related Conditions
( 6 Indications)

Acthar Usage Expanding Rapidly Vials per Quarter 6,000 5,000 4,000 3,000 2,000 1,000 0 6

Strong Net Sales Growth Net Sales per Quarter 160 140 120 100 80 60 40 20 - 7

Estimated Allocation of Acthar Net Sales
Note: Questcor sells Acthar to a distributor and does not have complete data with respect to end-use; allocation based on internal estimates (Q3 2012).
Infantile
Spasms ~9%
Other ~3%
Syndrome
45-47%
MS
Relapse
40-44%

Nephrotic

•
MDs typically reserve Acthar for when another FDA-
approved treatment alternative is needed, usually
after first-line therapy
– Serious, difficult-to-treat medical conditions
•
Coverage decisions are determined on a case-by-case
basis, considering patient condition, disease severity,
and treatment history
•
Consistent level of insurance coverage over last
several years
– Prior authorizations and close payer scrutiny continue to be the norm
•
MDs typically reserve Acthar for when another FDA-
approved treatment alternative is needed, usually
after first-line therapy
– Serious, difficult-to-treat medical conditions
•
Coverage decisions are determined on a case-by-case
basis, considering patient condition, disease severity,
and treatment history
•
Consistent level of insurance coverage over last
several years
– Prior authorizations and close payer scrutiny continue to be the norm
Stable Reimbursement Environment

Increasing Support of Questcor-Sponsored
and Independent Research Projects

R&D Spending Clinical & Preclinical Studies
30
25
20
15
10
5
0
2007
2008 2009 2010 2011 9m
2012
80
70
60
50
40
30
20
10
0
2007
2008 2009 2010 2011
9m
2012
65
34
33
20
2
0
22.1
16.8
10.9
9.7
10.6
4.8

Nephrotic Syndrome (NS)
Characterized by excessive spilling of protein
from the kidneys into the urine (proteinuria)
Caused by a number of underlying types of kidney
disease (eg, iMN, FSGS, IgA nephropathy, etc.)
Can result in end-stage renal disease (ESRD), dialysis,
transplant
Significant unmet need; few treatment options
Acthar is indicated to induce a diuresis or a remission
of proteinuria in the nephrotic syndrome without
uremia of the idiopathic type or that due to lupus
erythematosus
Characterized by excessive spilling of protein
from the kidneys into the urine (proteinuria)
Caused by a number of underlying types of kidney
disease (eg, iMN, FSGS, IgA nephropathy, etc.)
Can result in end-stage renal disease (ESRD), dialysis,
transplant
Significant unmet need; few treatment options
Acthar is indicated to induce a diuresis or a remission
of proteinuria in the nephrotic syndrome without
uremia of the idiopathic type or that due to lupus
erythematosus

Multiple Sclerosis (MS) Relapse
1
Lublin et al. Neurology
12
•
•
•
Relapses can range from mild to severe, and can cause
a range of symptoms, from loss of sensation in the
extremities, to loss of vision and the ability to walk
Research indicates that relapses have a measurable
and sustained effect on disability in MS patients
1
•
Typically employed by MDs as a therapeutic alternative for MS relapse, if one is needed, after steroid treatment
–
MS is a neurodegenerative disease occurring in about
400,000 patients in the US (>100,000 relapses/year)
Acthar is indicated for the treatment of acute
exacerbations (relapses) of multiple sclerosis in adults
2003

•
Devastating, ultra-rare form of childhood epilepsy
•
Can cause permanent developmental disabilities,
increased mortality
•
Acthar is often considered the “gold standard” and is
currently used to treat 40-50% of IS patients
•
Devastating, ultra-rare form of childhood epilepsy
•
Can cause permanent developmental disabilities,
increased mortality
•
Acthar is often considered the “gold standard” and is
currently used to treat 40-50% of IS patients
Infantile Spasms (IS)

4 key indications on the Acthar label*
– Dermatomyositis/Polymyositis (DM/PM)
– Systemic lupus erythematosus (Lupus)
– Psoriatic arthritis
– Rheumatoid arthritis
Each can pose a serious health risk if not adequately
controlled
Some cases difficult to manage;  Acthar is an FDA-
approved treatment alternative for select patients
Positive initial uptake; expanding Rheum sales force
4 key indications on the Acthar label*
– Dermatomyositis/Polymyositis (DM/PM)
– Systemic lupus erythematosus (Lupus)
– Psoriatic arthritis
– Rheumatoid arthritis
Each can pose a serious health risk if not adequately
controlled
Some cases difficult to manage;  Acthar is an FDA-
approved treatment alternative for select patients
Positive initial uptake; expanding Rheum sales force
Rheumatology
14
*See
for specific label information.
http://www.acthar.com/files/Acthar-PI.pdf

How Does Acthar Work?
Treats autoimmune conditions across a variety of organ systems
Appears to modulate the immune system and associated
inflammatory response through binding to melanocortin receptors
Activity extends beyond steroidogenesis
– Acthar binds to all 5 melanocortin receptors (MC1R-5R) found on immune cells and cells in many of the targeted tissues (e.g., kidney podocytes)
1,3,5,6,8,9
– Acthar also triggers the production of cortisol and other adrenal compounds through binding to MC2R receptors found in the adrenal cortex
Acthar components have yet to be fully characterized
– ACTH is the primary active component in Acthar, but there may be others
Mechanism(s) of action not yet fully understood
Treats autoimmune conditions across a variety of organ systems
Appears to modulate the immune system and associated
inflammatory response through binding to melanocortin receptors
Activity extends beyond steroidogenesis
– Acthar binds to all 5 melanocortin receptors (MC1R-5R) found on immune cells and cells in many of the targeted tissues (e.g., kidney podocytes)
1,3,5,6,8,9
– Acthar also triggers the production of cortisol and other adrenal compounds through binding to MC2R receptors found in the adrenal cortex
Acthar components have yet to be fully characterized
– ACTH is the primary active component in Acthar, but there may be others
Mechanism(s) of action not yet fully understood
1
Arnason et al. Mult Sclerosis J. 2012;
2
Arya et al. J Child Neuro
2012;
3
Bomback et al. Amer J. Neph
2012;
4
Levine, Drug Design, Dev & Therapy, 2012.
5
Catania, et al. Pharmacol Rev. 2004;
6
Stafstrom, et
al. J Child Neuro
2011;
7
Manna SK, J Immunol. 1998;
8
Gong R. Nat Rev Nephrol. 2011;
9
Bohm et al.
Endocrine Reviews
2012;
10
H.P. Acthar Gel package insert. Questcor Pharmaceuticals, Inc., 2011.
1-4
1,5-9
1,5-9
10

Receptor Prevalent Tissue/Cells with Receptor
MC1R
Podocytes, Renal Mesangial Cells,
Endothelial Cells, Tubular Epithelial Cells,
Macrophages, Melanocytes, Immune/Inflammatory
Cells, Kerantinocytes, CNS
MC2R
Adrenal Cortex (Steroidogenesis), Adipocytes
MC3R
CNS, Macrophages
MC4R
Podocytes, Renal Mesangial Cells (?)
Endothelial Cells, Tubular Epithelial Cells, CNS
MC5R
CNS, Exocrine Glands, Lymphocytes, Podocytes
Adapted from Gong 2011, Catania 2004, Schioth 1997
Acthar Binds to Melanocortin Receptors

•
Grow the body of Acthar evidence for on-label indications
•
Examples of ongoing projects: lupus, dermatomyositis/polymyositis, idiopathic membranous nephropathy
•
Better understand the biological properties of Acthar
Specific biochemical pathways, cells, and tissues
Immunomodulation and anti-inflammatory effects
•
Explore possible new indications
Diabetic nephropathy, ALS identified as possible therapeutic targets
Other possible autoimmune/inflammatory conditions
•
Grow the body of Acthar evidence for on-label indications
•
Examples of ongoing projects: lupus, dermatomyositis/polymyositis, idiopathic membranous nephropathy
•
Better understand the biological properties of Acthar
Specific biochemical pathways, cells, and tissues
Immunomodulation and anti-inflammatory effects
•
Explore possible new indications
Diabetic nephropathy, ALS identified as possible therapeutic targets
Other possible autoimmune/inflammatory conditions
Understanding The Science Behind Acthar
–
–
–
–

•
Complex formulation and pharmacology, with
multiple receptor binding properties
– Slow release gel formulation
– Complex and not well characterized (research is ongoing)
•
Formulation and manufacturing trade secrets inherent
with Acthar
•
Synthetic competitor may be possible, but in specific
indication
– Clinical trial(s) and other development work likely required
– Multi-year pathway; challenging IP landscape
•
Complex formulation and pharmacology, with
multiple receptor binding properties
– Slow release gel formulation
– Complex and not well characterized (research is ongoing)
•
Formulation and manufacturing trade secrets inherent
with Acthar
•
Synthetic competitor may be possible, but in specific
indication
– Clinical trial(s) and other development work likely required
– Multi-year pathway; challenging IP landscape
Biosimilar Pathways Highly Challenging

Financial Trends

Net Sales
EPS
400
350
300
250
200
150
100
50
0
2008 2009 2010 2011
2012
9m 2008 2009 2010 2011
2012
9m
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
95
88
115
218
349
0.49
0.40
0.54
1.21
2.12

Cash Flow from Operations ROE
150
125
100
75
50
25
0
2007
2008 2009
2010 2011
2012
9m 2008
2009
2010 2011
2012
9m
10
64
40
37
86
135
106
47
35
37
57
110%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%

Financial Trends

Record Net Sales (up 135%) and EPS (up 160%)
Q3-2012 Financial Results

Net Sales ($M)
Gross Profit ($M)
Operating Income ($M)
Fully Diluted, GAAP EPS
Cash flow from operations (YTD $M)
Diluted shares outstanding
Q3 – 2012 Q3 – 2011
$140.3
$132.8
$83.4
$0.91
$135
61.4
$59.8
$56.1
$33.6
$0.35
$54
66.0

•
Identifying and expanding Acthar therapeutic role in existing and new indications
•
Long term investment in R&D -- doubled R&D spending YOY
•
Highly selective, strategic diversification
•
Have already returned $322 million to shareholders through
share repurchases
– 21.4 million shares repurchased
•
Further expanded share repurchase program to 7 million shares
•
Initiated quarterly dividend in third quarter 2012 ($0.20 per share)
*Data as of 9/30/12
•
Identifying and expanding Acthar therapeutic role in existing and new indications
•
Long term investment in R&D -- doubled R&D spending YOY
•
Highly selective, strategic diversification
•
Have already returned $322 million to shareholders through
share repurchases
– 21.4 million shares repurchased
•
Further expanded share repurchase program to 7 million shares
•
Initiated quarterly dividend in third quarter 2012 ($0.20 per share)
*Data as of 9/30/12
Committed to Creating Long Term Value for
Shareholders*

•
Questcor Pharmaceuticals Acquiring BioVectra Inc.
– Acthar Active Pharmaceutical Ingredient (API) manufacturer
•
Further secures Acthar ® API supply and manufacturing
trade secrets
•
Provides Questcor with third party manufacturing
capabilities
•
Expected to be accretive to future financial results
•
Terms:  C$50 million upfront cash, plus potential for
up to an additional C$50 million depending on future
performance of the BioVectra business
•
Questcor Pharmaceuticals Acquiring BioVectra Inc.
– Acthar Active Pharmaceutical Ingredient (API) manufacturer
•
Further secures Acthar ® API supply and manufacturing
trade secrets
•
Provides Questcor with third party manufacturing
capabilities
•
Expected to be accretive to future financial results
•
Terms:  C$50 million upfront cash, plus potential for
up to an additional C$50 million depending on future
performance of the BioVectra business
Strategic Acquisition:  BioVectra Inc.

Acthar: A Sustainable Engine for Growth

Five Year Plan
•
Continue to expand usage in MS relapse, NS indications
•
Build and expand usage in Rheumatology indications
•
Continue to serve IS patient population and child neurologists
•
Evaluate therapeutic potential in other remaining on-label indications
•
Further characterize components, MOA, and unique characteristics of Acthar
•
Actively pursue new indications for Acthar
Longer Term Plan
•
Launch new Acthar indications
•
Develop new formulations and products related to Acthar to help address additional
Five Year Plan
•
Continue to expand usage in MS relapse, NS indications
•
Build and expand usage in Rheumatology indications
•
Continue to serve IS patient population and child neurologists
•
Evaluate therapeutic potential in other remaining on-label indications
•
Further characterize components, MOA, and unique characteristics of Acthar
•
Actively pursue new indications for Acthar
Longer Term Plan
•
Launch new Acthar indications
•
Develop new formulations and products related to Acthar to help address additional autoimmune and inflammatory conditions with high unmet medical need

Acthar has a unique therapeutic role and
sustainable competitive advantages
Acthar is approved for 19 indications, many
in markets with sizable unmet need
Sales in NS and MS have increased, yet
market penetration remains modest
Questcor is increasingly capable of funding
significant R&D investments
Profitable, strong cash flow and balance
sheet
Investment Highlights

NASDAQ: QCOR NASDAQ: QCOR January 2013 26